UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

TWO ROADS SHARED TRUST

(Name of Registrant as Specified in Its Charter)

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	(1)	Title of each class of securities to which transaction applies:

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Tactical Dividend and Momentum Fund

A Series of Two Roads Shared Trust

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

March 25, 2025

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Tactical Dividend and Momentum Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”). The Shareholder Meeting will be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on April 28, 2025 at 10:00 a.m., Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposal (the “Proposal”):

•	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and VestGen Investment Management, LLC.

This Proxy Statement contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

The Board of Trustees of the Trust has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposal.

The enclosed Questions and Answers section is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposal or need assistance in completing your proxy card, please contact us, toll-free at 1-844-828-3212.

Thank you for your time in considering this important Proposal and for your continuing investment and support of Tactical Dividend and Momentum Fund.

Sincerely,

James Colantino

President of the Trust

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Tactical Dividend and Momentum Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), that require a shareholder vote.

Q. Why am I receiving this proxy statement?

A.	Hanlon Investment Management, Inc. (“Hanlon”) served as investment adviser to the Fund until December 6, 2024 (the “Closing Date”), pursuant to an investment advisory agreement with the Trust on behalf of the Fund dated April 20, 2015 (the “Prior Advisory Agreement”) that was most recently approved by the Board of Trustees (the “Board”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on June 12–13, 2024 (the “June 2024 Meeting”).

Effective on the Closing Date, the equity ownership of Hanlon was involved in a restructuring (the “Transaction”) that is deemed to be a change of control of Hanlon under the 1940 Act, effective as of the closing time of the Transaction (the “Closing Time”) on the Closing Date. In connection with the Transaction, Hanlon was converted into a Delaware limited liability company and entered into an Internal Revenue Code Section 368(a)(1)(F) reorganization for U.S. federal income tax purposes with VestGen Investment Management, LLC (“VestGen”), which is considered to be the successor entity of Hanlon (collectively with Hanlon, the “Adviser”).

Effective as of the Closing Date, the Prior Advisory Agreement was terminated.

As a result of such termination, at its quarterly meeting held on December 10, 2024, (the “December 2024 Meeting”) the Board, comprised solely of Independent Trustees, unanimously voted to approve, and to recommend that shareholders approve a new investment advisory agreement with respect to the Fund with VestGen (the “New Advisory Agreement”), with substantially the same terms as the Prior Advisory Agreement, including the compensation to be paid to the Adviser.

Pursuant to the enclosed Proxy Statement, shareholders are being asked to approve the New Advisory Agreement, a copy of which is included as Exhibit A to the Proxy Statement. The material terms of the New Advisory Agreement are described below. The New Advisory Agreement will become effective upon its approval by the Fund’s shareholders.

Pending shareholder approval of the New Advisory Agreement, VestGen continues to act as the investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and the Adviser pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board at a special meeting held on November 15, 2024 (the “November 2024 Meeting”). The Interim Advisory Agreement took effect on the Closing Date. The Interim Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory

Agreement by shareholders or 150 days after the Closing Date, unless sooner terminated by the Board or the Adviser.

The Transaction did not result in any change in the portfolio management of the Fund or in the Fund’s investment objective or principal investment strategies.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement.

Q. Why is the New Advisory Agreement being voted on?

A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Because the Transaction resulted in the termination of the Prior Advisory Agreement, the Fund’s shareholders must approve the New Advisory Agreement. The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement.

Q. Did the Fund’s Adviser change as a result of the Transaction?

A.	Yes. Hanlon served as the Fund’s adviser since 2015. As part of the Transaction, Hanlon entered into a reorganization with VestGen and VestGen is considered to be the successor entity of Hanlon. Investment Management, LLC. Under the Interim Advisory Agreement VestGen serves as the Fund’s adviser and will serve as the adviser under the New Advisory Agreement. VestGen is a registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. VestGen’s principal business address is 3393 Bargaintown Road Egg Harbor Township, NJ 08234. As of July 31, 2024, VestGen had approximately $644 million in assets under management.

Q. How will the Transaction and the New Advisory Agreement affect the Fund?

A.	The Fund’s investment objective and policies will not change as a result of the Transaction or the New Advisory Agreement. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Advisory Agreement. The New Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure, as the Prior Advisory Agreement, and is discussed in more detail in the enclosed Proxy Statement. In addition, it is not expected that there will be any change in the personnel currently responsible for managing the Fund as a result of the Transaction or approval of the New Advisory Agreement.

Q. Will the portfolio manager of the Fund change under the New Advisory Agreement?

A.	No. The same portfolio managers and other staff will continue to provide services to the Fund. The Fund will still be managed by John J. (“Sean”) Hanlon, IV, CFP, Co-Chief Investment Officer and George Peller, the Co-Chief Investment Officer. Mr. Hanlon has managed the Fund since its inception in September 2015 and Mr. Peller has managed the Fund since November 2018.

Effective January 1, 2025, the employees providing services to the Fund became employees of VestGen Wealth Partners Holdings, LLC (“VestGen Holdings”) or a separate administrative subsidiary.

Q. Will the investment advisory fee rates be the same upon approval of the New Advisory Agreement?

A.	Yes. The investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as under the Prior Advisory Agreement and the Interim Advisory Agreement.

Q. What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an investment adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new adviser agrees to provide services on substantially the same terms as the prior adviser under the prior advisory agreement. A new adviser may act on such an interim basis for a period of up to 150 days.

At the November 2024 Meeting, the Board unanimously voted to approve the Interim Advisory Agreement. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement took effect on the Transaction’s closing date.

Under the Interim Advisory Agreement, VestGen will serve as the investment adviser to the Fund. Sean Hanlon and George Peller will continue to serve as the portfolio managers of the Fund. The Interim Advisory Agreement is not required to be approved by the shareholders of the Fund and will continue in effect for 150 days following the effective date of the Interim Advisory Agreement, unless terminated sooner by the Board or VestGen, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A.	VestGen will provide investment management services to the Fund for up to 150 days following the Transaction’s closing date pursuant to the Interim Advisory Agreement. If the New Advisory Agreement is not approved by the Fund’s shareholders within 150 days following the Transaction’s closing date, VestGen will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. If the New Advisory Agreement is not approved within the 150-day period, the Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Q. How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR the New Advisory Agreement. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposal.”

Q. Do I have to participate in the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you participate in the Shareholder Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 5:00 p.m. on April 27, 2025.

Q. How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;
●	By telephone, using the toll free number on the enclosed proxy card;
●	Through the Internet, using the website address on the enclosed proxy card; or
●	By Participating in the Shareholder Meeting.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact us, toll free, at 1-844-828-3212.

Tactical Dividend and Momentum Fund
A Series of Two Roads Shared Trust
c/o Ultimus Fund Solutions, LLC
PO Box 541150
Omaha, NE 68154

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Tactical Dividend and Momentum Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), will be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on April 28, 2025 at 10:00 a.m., Eastern time, for the purpose of voting on the following proposal and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and VestGen Investment Management LLC.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR the proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on March 24, 2025 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The shareholders of the Fund will vote together as a single class on the Proposal.

In the event of such a change to the time or location of the meeting, the Fund will announce alternative arrangements for the special meeting as promptly as practicable, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at www.HanlonFunds.com. and encourages you to check this website prior to the Shareholder Meeting if you plan to participate.

By Order of the Board of Trustees,

James Colantino

President

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Shareholder Meeting and vote your shares at that time, you will still be able to do so.

TABLE OF CONTENTS

Proposal 1 - Approval of New Investment Advisory Agreement	3
Board Approval and Recommendation of the Proposal	6
Additional Information	11
Form of New Investment Advisory Agreement	Ex A

Tactical Dividend and Momentum Fund
A Series of Two Roads Shared Trust
c/o Ultimus Fund Solutions, LLC
PO Box 541150
Omaha, NE 68154

________________________

PROXY STATEMENT

________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of Tactical Dividend and Momentum Fund (the “Fund”) to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on April 28, 2025 at 10:00 a.m., Eastern Time. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about March 25, 2025, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing, assembling, mailing and distributing this Proxy Statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by VestGen Investment Management, LLC (“VestGen”).

The Board has fixed the close of business on March 24, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were issued and outstanding 575,406.2220 Class A shares, 19,568.0820 Class C shares, 4,875,491.0060 Class I shares, and 1,215,043.7920 Class R shares of the Fund.

Annual and Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Trust will promptly furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual shareholder report (and most recent annual financial statements) and subsequent semi-annual shareholder report. Shareholders may obtain these documents by writing to Tactical Dividend and Momentum Fund, c/o Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154 or by calling toll-free: 1-844-828-3212. The Fund’s annual and semi-annual financial statements are also available free of charge, at www.HanlonFunds.com.

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A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to participate in the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposal to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to the proposal. The shareholders of the Fund will vote together as a single class on the proposal.

Proposal		Shareholders Solicited
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and VestGen Investment Management, LLC	All shareholders of the Fund as of the Record Date

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by participating in and voting at the Shareholder Meeting.

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PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and VestGen Investment Management, LLC (“VestGen”)

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and VestGen (the “New Advisory Agreement”). The New Advisory Agreement, which was approved by the Board at the December 10, 2024 regular quarterly meeting of the Board (the “December 2024 Meeting”), contains substantially similar terms with respect to the services to be provided under and a fee structure that is identical to the fee structure under the original investment advisory agreement between the Trust, on behalf of the Fund, and Hanlon Investment Management, Inc. (“Hanlon”) (the “Prior Advisory Agreement”). As discussed more fully below, approval of the New Advisory Agreement is necessary due to the change in control of Hanlon.

Background

Hanlon served as investment adviser to the Fund until December 6, 2024 (the “Closing Date”), pursuant to the Prior Advisory Agreement, which was dated April 20, 2015 and was most recently approved by the Board, each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on June 12–13, 2024 (the “June 2024 Meeting”). The Prior Advisory Agreement was last approved by shareholders on September 9, 2025 when it was initially approved by the Fund’s sole shareholder.

Hanlon agreed to enter into a transaction in which Hanlon sold its stock interest to VestGen Wealth Partners Holdings, LLC (“VestGen Holdings”) in return for receipt of ownership interest in VestGen Holdings. The acquisition was effective on December 6, 2024

Effective on the Closing Date, the equity ownership of Hanlon was involved in a restructuring (the “Transaction”) that is deemed to be a change of control of Hanlon under the 1940 Act, effective as of the closing time of the Transaction (the “Closing Time”) on the Closing Date. In connection with the Transaction, Hanlon was converted into a Delaware limited liability company and entered into an Internal Revenue Code Section 368(a)(1)(F) reorganization for U.S. federal income tax purposes with VestGen, which is considered to be the successor entity of Hanlon (collectively with Hanlon, the “Adviser”).

Effective as of the Closing Date, the Prior Advisory Agreement was terminated.

As a result of such termination, at the December 2024 Meeting, the Board, comprised solely of the Independent Trustees, unanimously voted to approve, and to recommend that shareholders approve the New Advisory Agreement, with substantially the same terms as the Prior Advisory Agreement including the compensation to be paid to the Adviser.

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VestGen Holdings will be comprised of two registered investment advisers and six branch offices of other advisers for a total of eight entities participating in transactions similar to the one described above. Hanlon and VestGen believe that this transaction will provide short- and long-term benefits to the Fund. By merging with multiple other investment advisers and financial firms, the Adviser believes that there is increased potential to attract new assets to the Fund.

The current portfolio manager and investment team of the Fund continue to manage the Fund with the same investment objective, investment strategies and policies. The Transaction did not result in any change to the investment objective or principal investment strategy of the Fund, nor did it result in any change to the services provided to the Fund or to its advisory fee. The Fund will not bear any of the costs relating to the Transaction.

Under the 1940 Act, completion of the Transaction resulted in the automatic termination of the Prior Advisory Agreement. At the December 2024 Meeting, the Board, each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve, and to recommend that the Fund’s shareholders approve, the New Advisory Agreement. The Board approved the New Advisory Agreement for the Fund, subject to approval by the Fund’s shareholders.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement with respect to services to be provided by the Adviser, and the New Advisory Agreement has a fee structure identical to the Prior Advisory Agreement. The material terms of the New Advisory Agreement and Prior Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Advisory Agreement.”

Compensation Paid to the Adviser

Under the New Advisory Agreement, VestGen will be entitled to receive an annual management fee equal to 1.00% of the Fund’s average daily net assets. The management fee is identical to the fee payable under the Prior Advisory Agreement. For the fiscal year ended July 31, 2024, Hanlon earned advisory fees of $927,839.

Information about the Adviser

VestGen is a wholly-owned subsidiary of VestGen Holdings and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) through adoption of Hanlon’s registration under the Advisers Act. VestGen’s principal business address is 3393 Bargaintown Road Egg Harbor Township, NJ 08234. As of July 31, 2024, Hanlon (renamed to VestGen) had approximately $644 million in assets under management. VestGen Holdings’s primary place of business is 1605 West Colonial Parkway Inverness, IL 60067.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory

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Agreement and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, VestGen will provide investment advisory services to the Fund under the same advisory fee that the Fund is obligated to pay under the Prior Advisory Agreement and under other terms that are substantially similar to the Prior Advisory Agreement.

Advisory Services. Both the New Advisory Agreement and Prior Advisory Agreement state that, subject to the supervision of the Board, the Adviser will provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and statement of additional information. Both advisory agreements also provide that in performing its duties the adviser thereunder will, among other things: (i) comply with all applicable and relevant 1940 Act and Advisers Act and all applicable and relevant rules and regulations thereunder, and all other applicable and relevant federal and state laws and regulations, and with any applicable procedures adopted by the Board; (ii) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies and legal requirements; and (iii) provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Management Fees. The New Advisory Agreement and the Prior Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to the Adviser.”

Duration and Termination. The New Advisory Agreement will continue in effect for a period of two years from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Prior Advisory Agreement also provided that it would continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The New Advisory Agreement, like the Prior Advisory Agreement, may be terminated at any time on sixty (60) days’ written notice by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund), or by the adviser thereunder. In addition, the New Advisory Agreement, like the Prior Advisory Agreement, will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. The New Advisory Agreement contains provisions identical to the Prior Advisory Agreement related to liability, providing that the adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties.

Interim Advisory Agreement

Because the Shareholder Meeting would not occur until after the closing of the Transaction, the Board also approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and VestGen (the “Interim Advisory Agreement”) that took effect upon the closing of the Transaction to avoid disruption of the investment management of the Fund. The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement,

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subject to certain conditions. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. Additionally, the fees to be charged under the Interim Advisory Agreement are identical to the fees charged under the Prior Advisory Agreement (and to be charged under the New Advisory Agreement). However, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

The Interim Advisory Agreement with VestGen became effective on the Closing Date. If the New Advisory Agreement for the Fund is not approved within 150 days following the closing of the Transaction, VestGen will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

The Interim Advisory Agreement would terminate upon approval of the New Advisory Agreement by shareholders.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

At the December 2024 Meeting, the Board, each of whom is an Independent Trustee, considered the approval of the New Advisory Agreement between the Adviser and the Trust on behalf of the Fund.

With respect to the New Advisory Agreement, the Board considered: (i) the Adviser would operate as a separate subsidiary from the other entities merging into VestGen Holdings; (ii) a representation that, after the closing of the Transaction, the Fund will continue to be managed and advised by the same portfolio management team; (iii) information regarding the terms of the New Advisory Agreement, including that such terms are substantially similar to those of the Prior Advisory Agreement; (iv) information confirming that the fee rate payable under the New Advisory Agreement will not increase as a result of the Transaction as compared to the rate under the Prior Advisory Agreement; (v) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Fund; and (vi) that no material changes to the Adviser’s management or operation are anticipated. In addition, the Board considered the Adviser’s discussion of the potential synergies with affiliates of VestGen Holdings, including branch offices and investment advisers, and their business experience and market knowledge, and the Adviser’s representation that the Transaction has the potential to benefit the Fund in the future through increased asset growth and opportunities for additional cost efficiencies.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders in connection with the New Advisory Agreement, the Board took into account information furnished at prior meetings of the Board, including the at a Board meeting held on June 12–13, 2024 (the “June 2024 Meeting”) at which the Board considered and approved the renewal of the Prior Advisory Agreement. At the June 2024 Meeting, the Board received information regarding (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management and other

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personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

In connection with its review of the New Advisory Agreement, the Board requested, and the Adviser provided, any updates to the foregoing information that was provided by the Adviser in connection with the renewal of the Prior Advisory Agreement. It was noted that the Adviser’s operating expense limitation agreement with respect to the Fund terminated effective as of December 1, 2024 and that, until November 30, 2024, the Adviser had contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund to ensure that total annual Fund operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) do not exceed 1.70%, 2.45%, 1.45%, and 1.85% of average daily net assets attributable to Class A, Class C, Class I, and Class R shares, respectively.

At the November 2024 Meeting, the Board met with representatives of the Adviser who made a presentation to, and responded to questions from, the Board with respect to the Transaction and the New Advisory Agreement. Throughout the process, including at the November 2024 Meeting, the Board had numerous opportunities to ask questions of and request additional materials and information from the Adviser. The Board was advised by, and met in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at and between prior meetings with respect to the services to be provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Adviser. The Board noted that the information received and considered by the Board in connection with the December 2024 Meeting, the November 2024 Meeting, the June 2024 Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the New Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials and considered information provided by the Adviser related to the New Advisory Agreement with the Trust with respect to the Fund, including: the New Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; information regarding the financial condition of the Adviser; information regarding risk management processes and liquidity management; the compliance policies and procedures of the Adviser, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by

7

Rule 17j-1(b); the Adviser’s compliance resources and practices; information regarding the Adviser’s compliance and regulatory history; management’s discussion with respect to organizational update matters; and an independent report prepared by Broadridge, an independent third-party data provider, analyzing the performance record, fees, and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge (the “Peer Group”).

In considering the nature and quality of services to be provided by the Adviser under the New Advisory Agreement, the Board considered the level and sophistication of the Adviser’s employees’ asset management, risk management, operations, and compliance experience.

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluations of the regulatory compliance systems of the Adviser. The Board noted the Trust’s CCO’s analysis that the Adviser’s compliance, risk management, and associated policies appeared to be operating effectively overall and that its policies and procedures were reasonably designed to prevent violations of federal securities laws. The Board also considered information with respect to the effectiveness of the Adviser’s cybersecurity and business continuity policies and procedures. The Board further considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

The Board noted in particular that, upon the closing date of the Transaction (the “Closing Date”), the Adviser’s entire team, including all team members that provided services to the Fund prior to the Closing Date, continued to provide the same investment advisory services to the Fund pursuant to an interim investment advisory and would continue to provide such services pursuant to, and upon the effective date of, the New Advisory Agreement. The Board also considered the Adviser’s representation that its investment discipline, process, tools and models also will remain unchanged. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the New Advisory Agreement and that the nature, overall quality, and extent of the advisory services to be provided by the Adviser to the Fund under the New Advisory Agreement were expected to continue to be satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings, including the quarterly written reports containing the Adviser’s performance commentaries. Among other data, the Board considered that in connection with its approval of the Prior Advisory Agreement at the June 2024 Meeting, it had considered the Fund’s performance as compared to a benchmark index and against the performance of its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including in particular that data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the funds in the Peer Group.

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The Board also noted differences in the investment strategies of the Fund relative to the funds in its Peer Group.

The Board considered, among other performance data, the performance of the Fund for the one-year, three-year, five-year and since inception periods ended March 31, 2024 as compared to its benchmark index and the performance of the Fund’s Peer Group and Morningstar category for those periods. The Board considered that the Fund had outperformed the median of its Peer Group for the one- and three-year periods and underperformed the same for the five-year and since inception periods. The Board also considered that the Fund had outperformed the median of its Morningstar category for the one-, three- and five-year periods and underperformed the same for the since inception period. The Board further considered that the Fund had underperformed its benchmark index for the one-, three-, five-year, and since inception periods and noted that the Fund’s investment strategy and investment goal was not designed to primarily focus on outperformance relative to a benchmark.

The Board also considered the recent performance of the Fund which had been provided by the Adviser at the November 2024 Meeting. The Board considered that the Fund had underperformed its benchmark index for the three-month and nine-month periods ended September 30, 2024.

The Board took into account the Adviser’s discussion of the Fund’s performance history, including the factors that had contributed to any underperformance relative to peers, such as current market conditions and actions taken to address performance. The Board also took into account the Fund’s risk-adjusted returns and noted the Fund’s overall performance history as well as performance relative to peers in more recent time periods. The Board concluded that the overall performance of the Fund was satisfactory.

Fees and Expenses. Regarding the costs of the services to be provided by the Adviser with respect to the Fund under the New Advisory Agreement, the Board noted that in connection with its approval of the Prior Advisory Agreement at the June 2024 Meeting it had considered and reviewed a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds within its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including potential differences in the investment strategies of the Fund relative to the strategies of the funds in its Peer Group, as well as the level, quality, and nature of the services provided by the Adviser with respect to the Fund. The Board also took into account the Adviser’s discussion with respect to the fees and expenses relating to the Fund, including any actions taken to reduce Fund expenses.

The Board noted that the Fund’s contractual advisory fee was above the median of the Morningstar category and equal to the median of the Peer Group. The Board also noted that the Fund’s net total expenses were above the median of its Peer Group and Morningstar category, but was not the highest among the funds in its Peer Group or Morningstar category. The Board considered the potential impact on the Fund’s net total expenses of the recent termination of the operating expense limitation agreement with respect to the Fund. The Board took into account that the advisory fee for the Fund would not change from the advisory fee under the Prior Advisory Agreement. Based

9

on the factors above, the Board concluded that the advisory fee payable to the Adviser by the Fund under the New Advisory Agreement was not unreasonable.

Profitability. The Board considered the Adviser’s anticipated profitability from the New Advisory Agreement and whether these profits were reasonable in light of the services to be provided to the Fund. The Board noted that in connection with its approval of the Prior Advisory Agreement at the June 2024 Meeting, it had considered and reviewed estimated profitability analyses prepared by the Adviser, which considered the total estimated profits, if any, of the Adviser from its relationship with the Fund. The Board noted that, according to the Adviser, the profitability analysis provided at the June 2024 Meeting continued to be appropriate given that the Adviser’s economic and cost structure have not changed materially since the June 2024 Meeting. The Board noted the direct and indirect costs of operating the Fund, and that factoring all applicable costs, the Adviser’s anticipated profitability from the New Advisory Agreement and related to the Fund as a whole was not expected to be excessive.

Economies of Scale. The Board considered whether the Adviser would realize economies of scale with respect to its management of the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints with respect to the Fund. The Board considered the profitability analysis provided by the Adviser and the Adviser’s discussion of the Fund’s current asset levels and fee structure. The Board noted that at current asset levels, economies of scale were not a relevant consideration and that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board considered the character and amount of any other direct and incidental benefits received by the Adviser from its relationship with the Fund. The Board also considered that the Adviser did not believe it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, other than the benefits the Adviser believes it receives from the operation of the Fund because it allows for its investment strategies to be operated within the Fund rather than needing individual trades for each security in each client account. The Board concluded that such benefits are reasonable.

Conclusion. The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the New Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the New Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.

In considering the approval of the New Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of the Fund’s performance and operations throughout the year.

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BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on March 24, 2025 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, there were 6,685,509.102 shares of the Fund outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

Required Vote and Voting Information. The approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence or representation by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, by submitting a written notice of revocation to the secretary of the Trust, or by participating in and voting at the Shareholder Meeting and voting. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted

11

in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. EQ Fund Solutions, the Fund’s proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions. Hanlon will bear all of the costs associated with this proxy statement including the costs of preparing, printing, assembling, distributing and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card, soliciting proxies, and any costs related to adjournments, whether or not the Proposal is approved by shareholders. These costs are estimated to be approximately $12,000. The Fund will not bear any portion of the costs of the Meeting. Proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned	Type of Ownership
Class A Shares
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 92121	534,551.2320	92.90%	Beneficial
Class C Shares
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,656.7900	13.57%	Beneficial
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National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	13,837.7530	70.71%	Beneficial
Class R Shares
Nationwide Trust Company C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218	1,106,893.9810	91.10%	Beneficial
Nationwide Life Insurance Company C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218	108,146.8630	8.90%	Beneficial

As of the Record Date, the Trustees and Officers, as a group, owned less than 1% of the outstanding Shares of the Fund.

Investment Adviser. VestGen Investment Management, LLC, located at 3393 Bargaintown Road Egg Harbor Township, NJ 08234, currently serves as the Fund’s investment adviser under the Interim Advisory Agreement. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of any class of securities of the Adviser or any other person directly or indirectly controlling, controlled by, or under common control with Adviser.

The following table sets forth the name, position and principal occupation of each executive officer and each director of VestGen as of December 15, 2024 and their current positions with the Trust, if any. Each individual’s address is c/o VestGen Investment Management, LLC located at 3393 Bargaintown Road Egg Harbor Township, New Jersey 08234.

Name	Principal Occupation with Adviser	Position with Trust
John Hanlon	Chief Executive Officer and Co-Chief Investment Officer	None
Thomas Ericson	Chief Compliance Officer	None
Donald Williams	Chief Operating Officer	None
Timothy Woods	Chief Legal Officer	None

Administrator and Principal Underwriter. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s administrator, fund accountant and transfer agent. Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Fund. It is expected that these services will continue to be provided after the New Advisory Agreement is approved.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ended July 31, 2024.

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Annual and Semi-annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Trust will provide a copy of these documents to any shareholder, free of charge, upon request from a shareholder writing to the Tactical Dividend and Momentum Fund, c/o Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154 or by calling toll-free: 1-844-828-3212.

Proxy Statement Delivery. To reduce expenses, the Fund will mail only one copy of the Proxy Statement and Proxy Card to those addresses shared by two or more accounts who have not opted out of the householding process. If you wish to receive individual copies of such document, or if you received more than one copy of such document and you wish to elect to household in the future, please write to the Fund at c/o Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154, call the Fund at 1-844-828-3212 on days the Fund is open for business or contact your financial institution.

Procedures for Shareholder Communications with the Board. The Board will receive and review written correspondence from shareholders. All correspondence to the Board should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154. The Board will respond to shareholder correspondence in a manner that the Board deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Tactical Dividend and Momentum Fund, c/o Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 800-628-8538 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Tactical Dividend and Momentum Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2025

The undersigned, revoking prior proxies, hereby appoints Timothy Burdick as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Tactical Dividend and Momentum Fund (the "Fund") to be held on April 28, 2025 at 10:00 a.m. ET at the offices of Ultimus Fund Solutions, LLC located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, **please call toll-free 800-628-8538. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 28, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/tactdividend/docs/2025specialmtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

1

Tactical Dividend and Momentum Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT made as of this [ ] day of [ ], 2025 by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and VestGen Investment Management, LLC (the “Adviser”).

1.         The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the series listed on Exhibit A hereto (each a “Fund” and together, the “Funds”). The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2.      The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.    (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4.  (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for each Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Funds’ Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for each Fund, including, but not limited to, the selection and management of investment sub-advisers for the Funds, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (c) if investment sub-advisers are appointed with respect to a Fund, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Funds, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (d) place orders to purchase and sell investments for each Fund; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

In performing its investment management services to the Funds under the terms of this Agreement, the Adviser will provide the Funds with ongoing investment guidance and policy direction.

The Adviser further agrees that, in performing its duties for each Fund hereunder, it will:

(a)               comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable policies and procedures adopted by the Board of Trustees;

(b)               use reasonable efforts to manage the Portfolio so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c)               place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(d)               furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Funds. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Funds and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)               make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Funds as they may reasonably request;

(f)                meet quarterly with the Trust’s Board of Trustees or as otherwise requested by the Board to explain its investment management activities, and any reports related to the Funds as may reasonably be requested by the Trust;

(g)	immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h)   in making investment decisions for the Funds, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information;

(i)    shall vote all proxies solicited by or with respect to the issuers of securities invested in by each Fund, subject to such policies and procedures as the Board of Trustees may adopt from time to time. and

(j)    comply with any procedures adopted by the Trust, including the Trust’s policy on the disclosure of portfolio holdings of the Fund (the “Portfolio Holdings Disclosure Policy”), as provided in writing to the Adviser and as may be amended from time to time. Compliance with the Portfolio Holdings Disclosure Policy includes the requirement that information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed subject to conditions designed to protect the confidentiality of such information.

5.    The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Funds as described in this Agreement.

6.     In consideration of the services to be rendered by the Adviser under this Agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Funds, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in such Fund’s Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the such Fund’s Prospectus.

7.      (a) This Agreement shall become effective with respect to a Fund by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to such Fund for a period of two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.         Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.          The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10.    It is understood that the names “VestGen Investment Management, LLC” , “VestGen”, “Hanlon Investment Management, Inc.” or “Hanlon” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or a Fund may use such names (or derivatives or logos) only as permitted by the Adviser.

11.    Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 3393 Bargaintown Road, Suite 200, Egg

Harbor Township, NJ 08234, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or to such other address or to such individual as shall be specified by the Trust.

12.              This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.              This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a)               If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b)               The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

Notice is hereby given that this Agreement is executed by the Trust on behalf of each Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to that Fund.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

TWO ROADS SHARED TRUST,

On behalf of the Funds included on Exhibit A hereto

By:

Name: James Colantino

Title: President

VESTGEN INVESTMENT MANAGEMENT, LLC

By:

Name: Thomas Ericson

Title: Chief Compliance Officer and General Counsel

Investment Advisory Agreement

EXHIBIT A

Two Roads Shared Trust

(as of [ ])

Fund                                                                                          Investment Advisory Fee

Tactical Dividend Momentum Fund                                                               1.00%